================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     SEPTEMBER 28, 2005
                                                       -------------------------

                               IWO HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                333-39746                                14-1818487
--------------------------------------------------------------------------------
        (Commission File Number)              (IRS Employer Identification No.)


           52 CORPORATE CIRCLE
            ALBANY, NEW YORK                               12203
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (518) 862-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01    OTHER EVENTS AND REGULATION FD DISCLOSURE

             IWO Holdings, Inc. (the "Company") has set October 19, 2005 as the date for the special meeting of its stockholders. The Company and Sprint Nextel Corporation ("Sprint") have agreed to merge upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 29, 2005, by and among the Company, Italy Acquisition Corp. and Sprint, which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on September 1, 2005 and is incorporated herein by reference. On September 28, 2005, the Company mailed a proxy statement to its stockholders summarizing the terms of the merger and the merger agreement, the terms of the stockholders agreement and the terms of the forbearance agreement and release entered into concurrently with the merger agreement, as well as providing additional information about the parties involved. The stockholders agreement, which is filed as Exhibit 4.1 hereto and the forebearance agreement and release, which was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed on September 1, 2005, are both incorporated herein by reference.

             In connection with the transactions contemplated by the merger, the Company received a written opinion from Merrill Lynch & Co. stating that, subject to the assumptions made, matters considered and qualifications and limitations set forth therein, the consideration of $42.50 in cash per share of common stock to be received by the Company's stockholders, other than Sprint and its affiliates, pursuant to the merger was fair, from a financial point of view, to the Company's stockholders, other than Sprint and its affiliates.

             The foregoing descriptions of the proxy statement and the fairness opinion, and the reference to the stockholders agreement, do not purport to be complete and are qualified in their entirety by reference to the proxy statement, the fairness opinion and the stockholders agreement, which are filed as Exhibits 99.1, 99.2, and 4.1, respectively, hereto and incorporated herein by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

      (c)    EXHIBITS

     4.1 Stockholders Agreement, dated as of August 29, 2005, by and among Sprint Nextel Corporation, AIG Annuity Insurance Company, SunAmerica Life Insurance Company and The Variable Annuity Life Insurance Company.

    99.1     Proxy Statement of IWO Holdings, Inc. dated as of
             September 28, 2005.

    99.2     Fairness Opinion of Merrill Lynch, Pierce, Fenner &
             Smith Incorporated, dated August 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IWO HOLDINGS, INC.


                                      By: /s/ Michael E. Cusack
                                          ----------------------------------
                                          Name:  Michael E. Cusack
                                          Title: General Counsel and Secretary


Date: September 29, 2005